UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2003

Date of Report (Date of earliest event reported)

001-08772

(Commission File Number)

HUGHES SUPPLY, INC.

(Exact name of Registrant as specified in its charter)

Florida	59-0559446
(State of incorporation)	(I.R.S. Employer Identification Number)

One Hughes Way

Orlando, Florida 32805

(Address of Registrant’s principal executive office)

(407) 841-4755

(Registrant’s telephone number)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

HUGHES SUPPLY, INC.

Form 8-K

Item 5.	Other Events.

In its Form 10-Q filing for the quarter ended October 31, 2003, Hughes Supply, Inc. (the “Company”) revised its segment presentation which results from revisions made to the Company’s reporting structure during the third quarter of fiscal 2004. The Company’s previous operating segments, Electrical/Plumbing, Industrial Pipes, Valves and Fittings (“Industrial PVF”), and Water & Sewer/Building Materials, have been realigned on a more disaggregated basis by product line. The Industrial PVF segment was unaffected by the change in reporting structure. The Company’s six reportable segments and an All Other category, which is comprised of the remaining product lines, include the following:

•	Water & Sewer (which includes the concrete product line)

•	Plumbing/Heating, Ventilating and Air Conditioning (“HVAC”)

•	Electrical

•	Industrial PVF

•	Utilities

•	Maintenance, Repair and Operations (“MRO”)

•	All Other, which includes:

•	Building Materials, Fire Protection, and Mechanical Industrial product lines

•	Bestroute.com, an e-commerce company that provided hard-to-find inventory products to end users via the internet in fiscal 2002 and 2001

•	Pool and Spa product line, which was sold in January 2001

The current report on Form 8-K provides information for the Company’s Business, Property, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and financial statements sections of the Annual Report on Form 10-K for the fiscal year ended January 31, 2003 (“the Annual Report”), which gives effect to the new segment reporting structure.

The revisions to the disclosures in the Annual Report, as reflected in this current report on Form 8-K, have been made solely to reflect the Company’s newly adopted segment reporting structure. The Company has not revised that disclosure, however, to reflect events or occurrences since the date of the Annual Report. Investors should note that the Company continually evaluates its ongoing disclosures for clarity, to better enable investors to understand the Company’s business and to ensure that its disclosures reflect management’s view of the Company’s business as of the date of its filings with the Securities and Exchange Commission (the “SEC”). Accordingly, although the revisions to the Annual Report present management’s view of the Company’s business as of the date of the Annual Report, investors should expect future reports and other filings with the SEC to describe the Company’s business, operations, products, strategies, and the associated risks the Company faces based on its evaluation of those matters as of the date of those subsequent filings.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, independent certified public accountants

99.1	Adjusted Item 1. Business – Annual Report on Form 10-K for the year ended January 31, 2003

99.2	Adjusted Item 2. Properties – Annual Report on Form 10-K for the year ended January 31, 2003

99.3	Adjusted Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Annual Report on Form 10-K for the year ended January 31, 2003

99.4	Adjusted Item 8. Financial Statements and Supplementary Data – Annual Report on Form 10-K for the year ended January 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

Hughes Supply, Inc.

By:	/s/ David Bearman

David Bearman Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent certified public accountants

99.1	Adjusted Item 1. Business – Annual Report on Form 10-K for the year ended January 31, 2003

99.2	Adjusted Item 2. Properties – Annual Report on Form 10-K for the year ended January 31, 2003

99.3	Adjusted Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Annual Report on Form 10-K for the year ended January 31, 2003

99.4	Adjusted Item 8. Financial Statements and Supplementary Data – Annual Report on Form 10-K for the year ended January 31, 2003